                                     SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

                  Filed by the Registrant / /

                  Filed by a Party other than the Registrant /X/

                  Check the appropriate box:

                         / /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                                         Only (as permitted by Rule 14a-6(e)(2))
                         /X/  Definitive Proxy Statement
                         / /  Definitive Additional Materials
                         / /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                          HERCULES, INC.
                  --------------------------------------------------------------
                         (Name of Registrant as Specified In Its Charter)

                                          HERCULES, INC.
                  --------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement, if other than the
                                           Registrant)

                  Payment of Filing Fee (Check the appropriate box):

                  /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2) or Item 22(a)(2) of Schedule
                       14A.

                  / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

                  / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

                       (1) Title of each class of securities to which transaction applies:

                       (2) Aggregate number of securities to which transaction applies:

                       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                       (4)  Proposed maximum aggregate value of transaction:

                       (5)  Total fee paid:

                  / /  Fee paid previously with preliminary materials.

                  / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                       (1)  Amount Previously Paid:

                       (2)  Form, Schedule or Registration Statement No.:

                       (3)  Filing Party:

                       (4)  Date Filed:

                             HERCULES INCORPORATED
                                             The Modern Art of Shareholder Value


1996 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 [Photo to come]

[HERCULES LOGO]

[HERCULES LOGO]


                                                                  March 14, 1996

Dear Stockholder:

         On behalf of your Board of Directors and your management, I cordially invite you to attend the 1996 Annual Meeting of Stockholders which will be held on THURSDAY, APRIL 25, 1996, at 11 a.m., local time, at the Delaware Art Museum, 2301 Kentmere Parkway, Wilmington, Delaware. DUE TO THE SEATING CAPACITY AT THE DELAWARE ART MUSEUM, ADMITTANCE TO THE ANNUAL MEETING WILL BE BY TICKET ONLY ON A FIRST COME, FIRST SERVED BASIS. You may request a ticket by checking off the appropriate box on your Proxy Card. If you arrive at the Annual Meeting without a ticket, you will be seated if space is available.

         The enclosed Notice of Meeting and Proxy Statement describe the business to be transacted at the Annual Meeting. This year you are being asked to (i) re-elect three incumbent directors (R. Keith Elliott, Thomas L. Gossage and Gaynor N. Kelley) and (ii) ratify the appointment of Coopers & Lybrand L.L.P. as independent accountants.

         I plan, as is our custom at the Annual Meeting, to give a brief report on the affairs of Hercules. You will have the opportunity to comment on and ask questions about the affairs of Hercules that may be of interest to stockholders generally. Your input is important to us; therefore, whether or not you plan to attend the Annual Meeting, PLEASE VOTE, SIGN, DATE AND RETURN YOUR PROXY CARD AS SOON AS PRACTICABLE. This will not prevent you from voting your shares in person if you do attend the Annual Meeting.

         Thank you for your interest in Hercules.

                                                     Sincerely,

                                                     /s/ Thomas L. Gossage

                                                     Thomas L. Gossage
                                                     Chairman of the Board and
                                                     Chief Executive Officer

     [HERCULES LOGO]

                                      HERCULES INCORPORATED
                                          Hercules Plaza
                                    Wilmington, DE 19894-0001

                  NOTICE of the 1996
                  Annual Meeting of Stockholders

                  The 1996 Annual Meeting of Stockholders of Hercules Incorporated will be held on THURSDAY, APRIL 25, 1996, at 11 a.m., local time, at the Delaware Art Museum, 2301 Kentmere Parkway, Wilmington, Delaware, for the following purposes:

                        1) To consider and take action upon the following
                           matters described in the Proxy Statement:

                            a) Election of three directors (nominees are R.
                               Keith Elliott, Thomas L. Gossage and Gaynor N. Kelley), each for a term of three years;

                            b) Ratification of the appointment of Coopers &
                               Lybrand L.L.P. as independent accountants for 1996; and

                        2) To transact such other business as may properly come
                           before the Annual meeting.

                        Stockholders of record at the close of business on
                  February 26, 1996, (the "Record Date") will be entitled to vote at the Annual Meeting or any adjournments thereof. Please note that seating is limited and admission to the Annual Meeting is by ticket only on a first come, first served basis. If you are a stockholder as of the Record Date and would like to attend the Annual Meeting, PLEASE MARK THE APPROPRIATE BOX ON YOUR PROXY CARD AND A TICKET WILL BE EITHER MAILED TO YOU OR WAITING FOR YOU AT THE RECEPTION DESK OF THE ANNUAL MEETING.

                        If your shares are held in the name of a broker or other
                  nominee and you plan to attend the Annual Meeting, please notify the Corporate Secretary and bring with you a proxy or letter from that firm confirming your ownership of shares.

                                             By order of the Board of Directors,
                  Wilmington, Delaware
                  March 14, 1996
                                                                [SIGNATURE]

                                                           Israel J. Floyd, Esq.
                                                             Corporate Secretary

                                        TABLE OF CONTENTS

                                                                                                 Page
                                                                                                 ----
                         I.  GENERAL INFORMATION...............................................    1
                             Proxy Statement...................................................    1
                             Annual Meeting Information........................................    1
                        II.  MATTERS TO BE VOTED AT THE ANNUAL MEETING.........................    2

                             1. Election of Three Directors (Nominees are R. Keith Elliott,
                                Thomas L. Gossage and Gaynor N. Kelley)........................    2
                             2. Ratification of Coopers & Lybrand L.L.P. as Independent
                                Accountants....................................................    3
                       III.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS...................    4
                             Principal Stockholders............................................    4
                             Directors and Officers............................................    4
                        IV.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS....................    6
                         V.  CORPORATE GOVERNANCE -- DIRECTORS AND OFFICERS....................    6
                             Board and Board Committees........................................    6
                             Board and Board Committee Membership Roster.......................    7
                             Employee Director Compensation....................................    7
                             Non-employee Director Compensation................................    7
                             Named Executives..................................................    8
                             Compliance with Section 16(a) of the Securities Exchange Act of
                             1934..............................................................    9
                        VI.  EXECUTIVE COMPENSATION............................................    9
                             Report of the Compensation Committee..............................    9
                             Additional Compensation Information...............................   14
                       VII.  PROXY SOLICITATION COSTS..........................................   15
                      VIII.  1997 STOCKHOLDER PROPOSALS........................................   15
                        IX.  APPENDICES........................................................   16
                             Appendix 1:   Biographies of Directors............................   17
                             Appendix 2:   Summary Compensation Table..........................   20
                             Appendix 3:   Option Grants Table.................................   22
                             Appendix 4:   Option Exercises and Year-End Value Table...........   23
                             Appendix 5:   Long-Term Incentive Plan Awards Table...............   23
                             Appendix 6:   Pension Plans Table.................................   24
                             Appendix 7:   Employment Contracts and Termination of Employment
                                               And Change-in-Control Arrangements..............   26
                             Appendix 8:   Annual Meeting Information and Proxy Procedures.....   27

                                                           HERCULES INCORPORATED
                                                                  Hercules Plaza
[HERCULES LOGO]                                        Wilmington, DE 19894-0001

                                         PROXY STATEMENT

                                  Annual Meeting of Stockholders
                                     Thursday, April 25, 1996

                                     I.   GENERAL INFORMATION

                        This Proxy Statement, the accompanying proxy/voting
                  instruction card (the "Proxy Card") and Hercules' 1995 Annual Report to Stockholders (the "Annual Report"), containing financial statements reflecting the financial position and results of Hercules for 1995, are being distributed to Stockholders on or about March 14, 1996. Whether or not you expect to attend Hercules' 1996 Annual Meeting of Stockholders (the "Annual Meeting") in person, the Board of Directors of Hercules Incorporated (the "Board") requests that you complete, sign and return your Proxy Card for use at the Annual Meeting, and any adjournments thereof.

                        PROXY STATEMENT.   This Proxy Statement consists of
                  Sections I through IX hereof. Such Sections are intended to be read and construed together and when taken together they constitute one and the same instrument. YOU ARE ENCOURAGED TO CAREFULLY REVIEW EACH SECTION INCLUDING EACH APPENDIX.

                        ANNUAL MEETING INFORMATION.   For detailed information
                  concerning the following items, you are referred to the appropriate parts of Section II and/or Appendix 8:

                        - RECORD DATE:   Only Stockholders at the close of
                          business on February 26, 1996 ("Record Date") may vote at the Annual Meeting. Each share of Common Stock is entitled to one vote.

                        - QUORUM AT THE ANNUAL MEETING:   As of Record Date,
                          Hercules had 108,501,417 shares of issued and outstanding Common Stock. The holders of a majority of the outstanding shares, present in person or represented by proxy, will constitute a quorum.

                        - VOTING BY PROXY CARD:   Sign, date and return each
                          Proxy Card you receive. If a Proxy Card is returned signed but unmarked, it will be voted FOR the Re-election of Messrs. Elliott, Gossage and Kelley and FOR the ratification of Coopers & Lybrand L.L.P. as independent accountants.

                        - VOTING WHILE ATTENDING THE ANNUAL MEETING:   You may
                          attend the Annual Meeting and vote in person. Such vote will revoke and supersede any Proxy Cards you previously sent in.

                                       The Modern Art of Shareholder Value     1

[HERCULES LOGO]

                            - ITEMS BEFORE THE ANNUAL MEETING:   Re-election of
                              Messrs. Elliott, Gossage and Kelley. Ratification of the appointment of Coopers & Lybrand L.L.P. as Hercules' independent accountants for 1996. No other items are expected to be presented at the Annual Meeting.

                            - AUTOMATIC DIVIDEND REINVESTMENT SHARES:   May be
                              voted only by a properly signed and returned Proxy Card or by attending the Annual Meeting and voting in person.

                            - SHARES HELD IN EMPLOYEE BENEFIT PLANS:   Will be
                              voted by the appropriate Trustee in accordance with your properly indicated voting preferences. If you do not properly indicate a voting preference, the Trustee will vote the shares in proportion to the way the other participants have voted.

                            - CONFIDENTIALITY:   Proxy Cards, ballots and voting
                              tabulations that identify individual participants are kept confidential.

                            - DIRECTORS NOMINATIONS BY STOCKHOLDERS:   Must be
                              received in writing by Hercules not later than April 5, 1996.

                            - COUNTING OF VOTES:   Votes cast will be counted by
                              Chemical Mellon Shareholders Services L.L.C. and independently audited by The Corporation Trust Company.

                          II. MATTERS TO BE VOTED ON AT THE ANNUAL MEETING ELECTION OF THREE DIRECTORS (PROXY STATEMENT ITEM NO. 1)

                         YOUR BOARD RECOMMENDS A VOTE "FOR" THE RE-ELECTION
                                             OF EACH OF
                         R. KEITH ELLIOTT, THOMAS L. GOSSAGE AND GAYNOR N.
                         KELLEY AS A DIRECTOR, ALL OF WHOM CURRENTLY SERVE
                          AS DIRECTORS, FOR ELECTION AT THE ANNUAL MEETING
                         FOR A TERM EXPIRING AT THE 1999 ANNUAL MEETING OF
                              STOCKHOLDERS, AND UNTIL THEIR RESPECTIVE
                         SUCCESSORS ARE ELECTED AND QUALIFIED. EACH NOMINEE
                             HAS CONSENTED TO BEING NAMED IN THIS PROXY
                                 STATEMENT AND TO SERVE IF ELECTED.

                            The affirmative vote of a majority of the
                      outstanding shares of Common Stock entitled to vote at the Annual Meeting is required in order to elect each nominee.

                            SEE APPENDIX 1 FOR BIOGRAPHICAL INFORMATION FOR EACH
                      NOMINEE AND EACH OF THE DIRECTORS NOT STANDING FOR
                      ELECTION.

                            In the event some unexpected occurrence results in
                      any designated nominee becoming unavailable for election as a director, or otherwise unable or unwilling to serve, the Board, at its discretion, may by resolution either provide for a lesser number of directors or designate a substitute nominee. In the latter event, shares represented by proxies may be voted for such substitute nominee.

                            RATIFICATION OF INDEPENDENT ACCOUNTANTS
                            (PROXY STATEMENT ITEM NO. 2)

                          YOUR BOARD RECOMMENDS A VOTE "FOR" RATIFICATION OF
                         COOPERS & LYBRAND L.L.P. AS INDEPENDENT ACCOUNTANTS.

                            The affirmative vote of the majority of the shares
                      of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting is required in order to ratify Coopers & Lybrand L.L.P. as the independent accountant for Hercules for 1996.

                            Coopers & Lybrand L.L.P., which has offices or
                      affiliates convenient to most of the localities in which Hercules and its affiliates operate worldwide, has been the independent public accountant for Hercules and most of its affiliates for many years. The Audit Committee and the Board believe that Coopers & Lybrand L.L.P.'s long-term knowledge of Hercules' business is most valuable, enabling it to carry out its assignments and responsibilities with effectiveness and efficiency. In keeping with the established policy of Coopers & Lybrand L.L.P., partners and employees of the firm engaged in auditing Hercules are periodically changed. Among other benefits, this practice gives Hercules the advantage of new expertise and experience. Coopers & Lybrand L.L.P. representatives have direct access to members of the Audit Committee and regularly attend the Audit Committee's meetings.

                            The Audit Committee reviewed all services provided
                      by Coopers & Lybrand L.L.P. in 1995 to ensure that the services provided were within the scope previously approved by the Audit Committee. Also, the Audit Committee reviewed and concluded that the non-audit services performed by Coopers & Lybrand L.L.P. did not impair its independence as accountants for Hercules.

                            Representatives of Coopers & Lybrand L.L.P. will be
                      present at the Annual Meeting to respond to appropriate stockholder questions and, if they so desire, to make a statement.

                                       The Modern Art of Shareholder Value     3

[HERCULES LOGO]

                        III.   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

                            PRINCIPAL STOCKHOLDERS:   Oppenheimer Group, Inc.,
                      Oppenheimer Tower, World Financial Center, New York, NY, has reported holdings, as of February 1, 1996, of 14,706,019 shares of Common Stock. This amount represents 12.9% of all shares of Common Stock outstanding. Apart from these holdings, Hercules knows of no other beneficial owner of, or group that owns, five percent or more of the Common Stock.

                            DIRECTORS AND OFFICERS:   The following table sets
                      forth information regarding beneficial ownership as of February 26, 1996, of Common Stock of each director, Hercules' five most highly compensated executive officers (the "Named Executives") and the directors and officers as a group.

                            ------------------------------------------------------------------------------------
                                                                        Amount and Nature of Shares
                                                                             Beneficially Owned
                                                                          as of February 26, 1996
                            ------------------------------------------------------------------------------------
                                                              Aggregate Number       Right to          Percent
                                                                 of Shares          Acquire(2)           of
                              Name                              Beneficially                           Shares
                                                                  Owned(1)
                            ------------------------------------------------------------------------------------
                               V. J. Corbo, Officer                     55,376            106,500         *
                            ------------------------------------------------------------------------------------
                               R. K. Elliott, Director and             159,106            167,400         *
                                  Officer
                            ------------------------------------------------------------------------------------
                               R. M. Fairbanks, III, Director            5,195              6,000         *
                            ------------------------------------------------------------------------------------
                               R. J. A. Fraser, Officer                 61,083            101,100         *
                            ------------------------------------------------------------------------------------
                               T. L. Gossage, Director and             886,163            723,000       1.5%
                                  Officer
                            ------------------------------------------------------------------------------------
                               E. E. Holiday, Director                   2,437              3,000         *
                            ------------------------------------------------------------------------------------
                               R. G. Jahn, Director                      7,094             12,000         *
                            ------------------------------------------------------------------------------------
                               G. N. Kelley, Director                    5,801             12,000         *
                            ------------------------------------------------------------------------------------
                               R. L. MacDonald, Jr., Director            9,092             12,000         *
                            ------------------------------------------------------------------------------------
                               H. E. McBrayer, Director                 75,072              9,000         *
                            ------------------------------------------------------------------------------------
                               C. D. Miller, Officer                    52,466             77,400         *
                            ------------------------------------------------------------------------------------
                               P. A. Sneed, Director                     4,867              3,000         *
                            ------------------------------------------------------------------------------------
                               L. M. Thomas, Director                    6,110             12,000         *
                            ------------------------------------------------------------------------------------
                               Directors and Officers as a           1,462,866          1,392,680       2.6%
                                  Group (19)
                            ------------------------------------------------------------------------------------

                       * Less than 1% of Hercules' outstanding shares of Common Stock.

                      (1) Reported in this column are shares held individually
                          in the named individual's name, held by the Named Individual jointly with others, or held in the name of a bank, broker or nominee for the individual's account. Also included in this column are:

                               a. Shares credited, as of January 31, 1996, to
                          individual accounts under the Hercules Incorporated Savings and Investment Plan ("S&I Plan"): V. J. Corbo, 2,175 shares; R. K. Elliott, 6,482 shares; R. J. A. Fraser, 3,941 shares; T. L. Gossage, 1,928 shares; and
                          C. D. Miller, 5,659 shares; and all directors and officers as a group, 28,792 shares. As long as such shares remain in the S&I Plan trust, the named individuals have no power to direct disposition (except for changes in investment medium within the S&I Plan), but do have a right to indicate their voting preference and to receive dividends (although held in trust until withdrawal as permitted by the S&I
                          Plan).

                               b. Shares subject to restrictions and forfeiture
                          risks during specified restriction periods under either the Hercules Incorporated Long Term Incentive Compensation Plan or the Hercules Incorporated Restricted Stock Plan of 1986: V. J. Corbo, 36,313 shares; R. K. Elliott, 116,515 shares; R. J. A. Fraser, 37,105 shares; T. L. Gossage, 884,235 shares; and C. D. Miller, 32,859 shares; and all directors and officers as a group, 1,222,844 shares. As long as restricted stock awards are subject to restrictions under one of the Plans, holders of such awards have the same rights, including voting and dividend rights, with respect to the shares covered by the award, as do other stockholders of Hercules, except for the right to sell or transfer those shares.

                               c. Mr. Gossage purchased 45,000 shares in 1991
                          that are subject to restrictions and risks of forfeiture similar to those under the Hercules Incorporated Restricted Stock Plan of 1986.

                               d. Shares awarded (1,500) to and shares purchased
                          (750) by each non-employee director under the initial, one-time equity award opportunity described on page 8 of this Proxy Statement. These shares, owned by Ms. Holiday, Ms. Sneed, and Messrs. Fairbanks, Jahn, Kelley, MacDonald, McBrayer, and Thomas, are subject to restrictions on transfer until retirement or resignation.

                               e. Shares shown for Mr. Fraser include 20,037
                          shares held in a revocable trust in his name.

                               f. Shares shown for Mr. Kelley also include 1,492
                          shares in which he shares voting and investment power with his spouse.

                      (2) Included in this column are shares of Common Stock
                          with respect to which the officers and directors have a right to acquire beneficial ownership upon exercise of stock options within 60 days after February 26, 1996.

                                       The Modern Art of Shareholder Value     5

[HERCULES LOGO]

                         IV.   CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

                            In the ordinary course of business, Hercules and its
                      affiliated entities from time to time engage in transactions with other entities whose officers or directors are also directors of Hercules. Hercules believes that all transactions of this nature are on terms that are reasonable and competitive.

                            Additional transactions of this nature are expected
                      to take place in the ordinary course of business in the future. In 1995, no director or officer had an involvement in such transactions of a nature or magnitude to require disclosure under the applicable SEC thresholds.

                        V.   CORPORATE GOVERNANCE -- DIRECTORS AND EXECUTIVES

                         BOARD AND BOARD COMMITTEES

                               Board of Directors Size:   Hercules' Restated
                      Certificate of Incorporation provides that the number of directors, as determined from time to time by the Board, shall be not less than seven nor more than eighteen. It further provides that directors shall be divided into three classes serving staggered three-year terms, with each class to be as nearly equal in number as possible. The Board currently consists of ten directors. The Board previously consisted of eleven directors; however, Manfred Caspari retired in December, 1995.

                               Board of Directors:   The business and affairs of
                      Hercules are managed under the direction of the Board. Board members are kept informed of Hercules' business and affairs primarily through discussions with Hercules' senior management; materials provided to Board members each month; and participation in Board and Board Committee meetings. The Board has established the following standing committees: Audit, Compensation, Executive, Finance, Nominating, Technology, and Social Responsibility. The Board met 10 times in 1995. Each director attended at least 90% of the aggregate of all meetings of the Board and of all Board Committees of which he/she was a member during 1995. BIOGRAPHICAL INFORMATION ON EACH BOARD MEMBER IS SET FORTH IN APPENDIX 1.

                                Audit Committee:   Provides oversight and
                      reviews of Hercules' auditing, accounting, financial reporting and internal accounting control functions. Recommends the independent accountant. All members of the Audit Committee are non-employee directors. Audit Committee met 4 times in 1995.

                                Compensation Committee:   Provides oversight and
                      reviews of Hercules' executive compensation and employee benefit plans and programs, including the establishment, modification, and administration thereof. All members of the Compensation Committee are non-employee directors. Compensation Committee met 7 times in 1995.

                               Executive Committee:   Has limited powers to act
                      on behalf of the Board whenever the Board is not in session and it would be impractical to call a meeting of the Board. Meets only as needed and acts only by unanimous vote. Executive Committee did not meet in 1995.

                               Finance Committee:   Provides oversight of and
                      reviews financial affairs. Has been granted by the Board full and final authority on certain financial matters designated by the Board. Serves as the named fiduciary for all of Hercules' qualified pension and savings plans. Finance Committee met 5 times in 1995.

                               Nominating Committee:   Considers and recommends
                      nominees for election as directors. Reviews and evaluates the effectiveness, procedures and practices of the Board, Standing Committees, and Board members. All members of the Nominating Committee are non-employee directors. Nominating Committee met 1 time in 1995.

                               Social Responsibility Committee:   Reviews
                      Hercules' policies, programs and practices on social issues of significance including equal employment opportunity; environmental, safety and health matters; and community affairs and relations. Social Responsibility Committee met 4 times in 1995.

                               Technology Committee:   Reviews the adequacy of
                      Hercules' technology directions and resources (including intellectual property estate and research and development effort and new or emerging technologies) to support Hercules' strategic and business goals. Technology Committee met 5 times in 1995.

                               Board and Board Committee Membership Roster:

                                  -----------------------------------------------------------------------------------------------
                                                                                                                          Social
                                       Name      Board  Audit  Compensation  Nominating  Finance  Technology  Executive  Respon.
                                  -----------------------------------------------------------------------------------------------
                                    R. M.
                                      Fairbanks,
                                      III          X      X                       X         X
                                    R. K.
                                      Elliott      X                                        X          X          X
                                    T. L.
                                      Gossage      X*                                       X          X          X*
                                    E. E.
                                      Holiday      X                                        X                                X*
                                    R. G. Jahn     X                              X                    X*         X          X
                                    G. N. Kelley   X      X          X            X*
                                    H. E.
                                      McBrayer     X                 X                      X*         X
                                    R. L.
                                      MacDonald,
                                      Jr.          X                 X*                     X                     X
                                    P. A. Sneed    X      X                                            X
                                    L. M. Thomas   X      X*                                                                 X
                                  -----------------------------------------------------------------------------------------------

                          [* Denotes chairperson.]

                        EMPLOYEE DIRECTOR COMPENSATION:   Employee Directors
                        receive no fee or extra compensation for service on Board or Board Committees.

                         NON-EMPLOYEE DIRECTOR COMPENSATION:

                             Retainer and Fees:   Annual fee of $20,000. Meeting
                      fee of $1,000. Annual fee of $3,000 for Chairmanship of a Board Committee. Fee of $1,000 per day for special assignments. Reimbursement of expenses (e.g., travel, food and lodging).

                                       The Modern Art of Shareholder Value     7

[HERCULES LOGO]

                               1995 Group Compensation:   Aggregate amount paid
                      in 1995 (including expenses reimbursed) to Non-employee Directors as a group was $502,291.

                               Stock Accumulation Plan:   The stockholders
                      approved the Hercules Incorporated Non-employee Director Stock Accumulation Plan ("NEDSAP") in 1991 and certain amendments in 1993. Under NEDSAP, a Non-employee Director may elect to defer all or part of his or her retainer and fees and/or to exchange such deferred amount into Common Stock at 85% of the fair market value of Common Stock on the date of exchange.

                               Stock Options:   Under NEDSAP each Non-employee
                      Director receives annually an automatic grant of a nonqualified stock option (exercisable after a one-year holding period) to purchase 3,000 shares of Common Stock. The option price is set at the fair market value of the Common Stock on the date of grant.

                               Initial Equity Award:   Under NEDSAP, when a
                      Non-employee director is first elected to the Board, he or she receives a one-time equity award opportunity of 1,500 shares of Common Stock, without payment to Hercules and subject to and upon the purchase of 750 shares.

                               Retirement Policy:   A director who has reached
                      age 70 may not stand for re-election. Under the retirement income plan for Non-employee Directors, a Non-employee Director with at least five years of Board service will receive an annual retirement benefit for ten years in the amount of 60% of the annual Board retainer in effect at the time the director retires from the Board or reaches age 70, whichever is earlier.

                         NAMED EXECUTIVES

                            1995 Compensation highlights for the Named
                      Executives:

                               Thomas L. Gossage, Chairman & Chief Executive
                      Officer. 1995 Compensation Highlights: $837,508 salary; $1,020,000 bonus; $208,956 other compensation; $0 from stock option exercises; and $0 current income realized from previous long-term incentive plan awards. Prior to October 1, 1995, Mr. Gossage held the position of Chairman, President and Chief Executive Officer.

                               R. Keith Elliott, President & Chief Operating
                      Officer. 1995 Compensation Highlights: $450,833 salary; $500,000 bonus; $69,719 other compensation;$0 from stock option exercises; and $1,266,435 current income realized from previous long-term incentive plan awards. Prior to October 1, 1995, Mr. Elliott held the position of Executive Vice President & Chief Financial Officer.

                               Vincent J. Corbo, Senior Vice President,
                      Technology. 1995 Compensation Highlights: $264,334 salary; $290,000 bonus; $84,087 other compensation; $0 from stock option exercises; and $675,773 current income realized from previous long-term incentive plan awards.

                               Robert J. A. Fraser, Group Vice President &
                      President, Hercules Food and Functional Products Company. 1995 Compensation Highlights: $247,662 salary; $255,000 bonus; $68,901 other compensation; $0 from stock option exercises; and $675,773 current income realized from previous long-term incentive plan awards.

                               C. Doyle Miller, Group Vice President &
                      President, Hercules Chemical Specialties Company. 1995 Compensation Highlights: $251,666 salary; $240,000 bonus; $89,298 other compensation; $0 from stock option exercises; and $675,773 current income realized from previous long-term incentive plan awards.

                      See appendices ii through vii for additional information on compensation for the named executives.

                         COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

                            Based solely on review of the copies of forms
                      furnished to Hercules, or written representations that no annual forms (SEC Form 5) were required, Hercules believes that during 1995 all filing requirements of its officers, directors and 10-percent shareholders for reporting to the Securities and Exchange Commission their ownership and changes in ownership of Common Stock (as required pursuant to Section 16(a) of the Securities Exchange Act of 1934) were complied with.

                                     VI.   EXECUTIVE COMPENSATION

                         REPORT OF THE COMPENSATION COMMITTEE

                         COMPENSATION PHILOSOPHY

                            The objectives of Hercules' executive compensation
                      program are to motivate management to create shareholder value by linking executive compensation with the returns realized by shareholders and to ensure the continued growth and performance of Hercules by attracting, retaining, and motivating talented executives through competitive compensation.

                            The Compensation Committee, composed of three
                      independent non-employee directors, has the responsibility to administer executive compensation programs, policy and practice.

                                       The Modern Art of Shareholder Value     9

[HERCULES LOGO]

                            There are three elements which constitute Hercules'
                      executive compensation program: base pay, an annual incentive program, and a long-term incentive compensation program. In addition, the Compensation Committee may make special awards in recognition of extraordinary achievements or significant appointments.

                         BASE PAY

                            Hercules' executive base pay program is based on
                      individual performance and comparing Hercules' executive compensation to the compensation for executives in comparable positions in chemical and general industry companies, including many of the companies designated in the Standard & Poors Chemical Index.

                            The Compensation Committee determined Mr. Gossage's
                      1995 base pay by considering, without specific weighting,
                      (i) an analysis of competitive CEO compensation in general industry and diversified chemical companies; (ii) input from outside consulting firms, which reviewed competitive data and estimated a competitive level of base pay for Mr. Gossage, (iii) achievement of 28% ROE compared to 21% for 1994; (iv) Hercules' improvement in shareholder value during the previous year; (v) Hercules' sale of the Aerospace business; (vi) the achievement of Mr. Gossage's accountabilities for capital expansion, management development and succession planning, cost improvement and technology programs; and (vii) the implementation of Hercules strategic plans. Pursuant to such considerations, the Compensation Committee determined that a base pay of $850,000 for Mr. Gossage in 1995 was appropriate.

                            In the case of the other Named Executives, their
                      respective base pay was determined, without specific weighting, upon consideration of competitive compensation data as obtained from analysis of chemical company salaries, published industry surveys for comparable positions and individual performance. In addition, for Mr. Elliott and Dr. Corbo, consideration was given to their increased and specialized roles within Hercules.

                         ANNUAL INCENTIVE COMPENSATION (I. E., BONUS)

                            Under the Hercules Incorporated Annual Management
                      Incentive Compensation Plan (MICP), bonuses up to target level are paid in cash with above-target levels paid in restricted stock, in the year following performance, based on the achievement of predetermined corporate, business unit or corporate staff unit, and individual goals. The MICP provides that no payouts will occur unless the minimum level of performance as established by the Compensation Committee is exceeded. A maximum of 200% of target may be paid upon achievement of outstanding performance. Once established, the Compensation Committee may adjust the performance level expected for minimum, target or maximum payouts only upon the occurrence of extraordinary event(s). In the last three years, the Compensation Committee has not waived The minimum level of performance nor adjusted the target or maximum goals required for payout. For 1995, notwithstanding the maximum stated in the MICP, the Compensation Committee, in accordance with its authority, determined that certain individuals warranted payouts in excess of such maximum.

                            The Compensation Committee approved the 1995 MICP
                      pool at 200% of the target level. In its measurement of Hercules corporate results for 1995, the Compensation Committee used the 1995 corporate goal of earnings per share (EPS). EPS was chosen because it is an indicator of the consistency of company performance. In 1995, Hercules achieved an EPS of $2.93, up from $2.29 in 1994. In addition to this goal of EPS, the 1995 pool reflected, without specific weighting, (i) Hercules performance on major strategic and tactical initiatives, including the sale of the Aerospace business, the sale of the Electronics and Printing Division, the revitalization of the technology function, safety performance, continued improvement in shareholder value from Alliant Techsystems, key business units' performance, management development and succession issues, implementation of new information systems, foreign growth initiatives, and major business alliances; (ii) Hercules' performance, as compared to peer companies; improvement in return on equity to 28% from 21% in 1994; the before-mentioned improvement in EPS; and 22% increase in net income; (iii) strong cash flow (before financing activities and after dividends) of $495 million; and (iv) market value added of $1.9 billion.

                            Eighty percent of Mr. Gossage's MICP payout is
                      attributable to corporate performance. With respect to the remaining 20%, the Compensation Committee considered Mr. Gossage's individual accountabilities, including, without specific weighting, (i) Hercules shareholder value improvement; (ii) the continued restructuring of Hercules assets, including the sale of the Aerospace business and the Electronics and Printing Division business; (iii) progress on capital expansion projects; (iv) business development in emerging economies; (v) Hercules performance relative to peer companies; and (vi) continued enhancement of Hercules' credibility with local communities and financial markets. In light of such considerations, a final 1995 MICP payout to Mr. Gossage of $1,020,000 was approved by the Compensation Committee. The final 1995 MICP payouts as approved by the Compensation Committee for the other four Named Executives as a group were an aggregate of $1,285,000. In the approval of the 1995 MICP payouts to such individuals, the Compensation Committee considered, without specific weighting, Hercules' corporate performance, business unit performance, and the individuals' contributions to Hercules' success.

                                      The Modern Art of Shareholder Value     11

[HERCULES
  LOGO]

                         LONG-TERM INCENTIVE COMPENSATION

                            In 1995, Hercules management delivered additional
                      market value of $1.9 billion. To continue to influence this directional improvement of shareholder value, Hercules refocused its Long-Term Incentive Compensation Plan (LTIC Plan). Since many of the internal financial goals had been met or exceeded through the existing LTIC Plan, Hercules decided to emphasize shareholder value creation as its primary driver of long-term incentive compensation. Hercules implemented this new direction by changing the form and goals of the LTIC Plan. Under the new LTIC Plan, all executive management received stock options and performance accelerated stock options (PASOs). The goals for the 1995 PASO awards are certain stock price goals and above average total shareholder return performance as compared to other chemical companies.

                            Under the LTIC Plan, the Compensation Committee
                      approves pools of regular stock options and PASOs, and a pool of Cash Value Awards which are generally granted to management employees other than Named Executives. The Compensation Committee also approves the specific awards for officers and other key employees. In accordance with the provisions of the LTIC Plan, the Chief Executive Officer approves all awards for other eligible employees.

                            Performance Accelerated Stock Options are
                      nonqualified stock options that "normally" vest six months prior to the expiration of the option. Option vesting can be accelerated upon the achievement of certain three-year goals. Once established, the Compensation Committee will consider changes to such goals only in the event of a major restructuring of the corporate entity.

                            In 1995, the Compensation Committee granted Mr.
                      Gossage 87,000 PASOs and 132,000 stock options. In making this grant, the Compensation Committee considered, without specific weighting, the compensation value of such awards granted to other CEOs, the ratio of performance shares granted in 1994 to PASOs, and the number of stock options granted in the prior year.

                            In 1995, the Compensation Committee also approved
                      grants to the other four Named Executives, as a group, which aggregated 121,500 PASOs and 126,000 stock options. In approving these grants, the Compensation Committee considered, without specific weighting, the same factors as for Mr. Gossage.

                            As part of its administrative responsibilities, the
                      Compensation Committee periodically tracks performance against outstanding performance share award goals. In 1995, taking into account the emphasis on the long-term creation of shareholder value, the Compensation Committee, in accordance with its authority, determined that the payout level for the 1993 and 1994 performance share grants would be at the target level and vested such awards. Separately, the Compensation Committee granted an award of restricted stock and restricted stock units in such amounts as it deemed appropriate. For Mr. Gossage, the Compensation Committee granted a supplemental restricted stock award of 34,800 shares. For the other Named Executives, the Compensation Committee granted supplemental restricted stock awards of 48,600 shares in the aggregate.

                         SPECIAL AWARDS

                            In addition to normal awards under the LTIC Plan,
                      the Compensation Committee made special awards to certain executives, including two Named Executives, in recognition of the immediate and future potential results achieved in the sale of the Hercules Aerospace Company business. Mr. Gossage was granted 50,000 phantom Alliant performance units and Mr. Elliott was granted 20,000 units. If the price of Alliant Techsystems common stock ("Alliant Stock Price") increases to a specified level, the award level will be doubled, reflecting the additional shareholder value delivered to Hercules shareholders, while if the Alliant Stock Price drops below a specified price at the end of the Performance Period, the awards are forfeited. These non-dividend bearing units track the Alliant Stock Price and, if the Alliant Stock Price equals or exceeds a specified level at the end of the three-year performance period, the total unit value is payable in equivalent Restricted Stock Units of Hercules Common Stock.

                            Separately, in recognition of his appointment to the
                      position of President and Chief Operating Officer, the Compensation Committee awarded a performance accelerated stock option grant of 100,000 options to Mr. Elliott. The performance measure for the acceleration of vesting of these options is a specified percent increase in Hercules stock price during the option period.

                         DEDUCTIBILITY OF COMPENSATION

                            Under Section 162(m) of the Internal Revenue Code,
                      the Company may not deduct certain forms of compensation in excess of $1,000,000 paid to a Named Executive. The Compensation Committee undertook a review of Hercules' current compensation plans and practices and concluded that no action would be taken at this time and that further review would be made during 1996.

                                               COMPENSATION COMMITTEE

                                               R. L. MacDonald, Jr., Chairperson
                                               G. N. Kelley
                                               H. E. McBrayer

                                      The Modern Art of Shareholder Value     13

[HERCULES
  LOGO]

                         PERFORMANCE CHART

                            The Performance Chart below illustrates a five-year
                      comparison of cumulative total returns based on an initial investment of $100 in Hercules Common Stock as compared with the S&P 500 (Broad Market Index) and the S&P Chemical Index.

                                        HERCULES INCORPORATED
                              COMPARISON OF FIVE YEAR CUMULATIVE RETURN*
                         HERCULES INCORPORATED, S&P 500, & S&P CHEMICAL INDEX

      Measurement Period                                         S&P Chemical
    (Fiscal Year Covered)             HPC           S&P 500          Index
1990                                  100             100             100
1991                                  158             130             130
1992                                  208             140             143
1993                                  382             155             160
1994                                  396             157             185
1995                                  590             215             241

                         ADDITIONAL COMPENSATION INFORMATION

                            Set forth in Appendix 2 is the "Summary Compensation
                      Table," which shows, for the last three fiscal years, cash and other compensation paid or accrued for those years to each of the Named Executives.

                            Set forth in Appendix 3 is the "Options Grant
                      Table," which contains information regarding the grant of stock options in 1995 to the Named Executives.

                            Set forth in Appendix 4 is the "Option Exercise and
                      Year-End Value Table" which shows information with respect to the Named Executives regarding the exercise of options during the last fiscal year and unexercised options held by them as of December 31, 1995.

                            Set forth in Appendix 5 is the "Long Term Incentive
                      Plan Awards Table," which contains information regarding awards made to the Named Executives under the Hercules Long Term Incentive Compensation Plan.

     Set forth in Appendix 6 is the "Pension Plans Table" which shows the estimated annual pension benefits payable to a covered participant (e.g., a Named Executive) at normal retirement age under Hercules' qualified benefits pension plan, as well as non-qualified supplemental benefits, based on the stated remuneration and years of service with Hercules and its subsidiaries.

     Set forth in Appendix 7 is a description titled "Employment Contracts and Termination of Employment And Change-in-Control Arrangements" which contains information regarding the same.

     Set forth in Appendix 8 is a description titled "Annual Meeting Information and Proxy Procedures."

                        VII.   PROXY SOLICITATION COSTS

     The entire cost of soliciting proxies will be borne by Hercules. Hercules has engaged Morrow & Co., Inc. to assist in the distribution of proxy materials and with the solicitation of proxies for a fee of $9,000 plus out-of-pocket expenses. Proxies may be solicited through the mail and personally by telephone or telegram by the directors, officers and regular employees of Hercules without additional compensation for such services.

     Hercules will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding soliciting material to the beneficial owners of Common Stock.

                       VIII.   1997 STOCKHOLDER PROPOSALS

     Stockholders of Hercules wishing to include proposals in Hercules' proxy materials to be distributed in connection with the 1997 annual meeting of stockholders must submit the same in writing so as to be received by Hercules at its principal office at Hercules Plaza, Wilmington, DE 19894-0001, on or before November 14, 1996. Such proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholders' proposals.

                                         By Authority of the Board of Directors,

                                                                     [SIGNATURE]
                                                           ISRAEL J. FLOYD, ESQ.
                                                             Corporate Secretary

Wilmington, Delaware
March 14, 1996

                                      The Modern Art of Shareholder Value     15

                                IX.   APPENDICES

                                                                          PAGE
                                                                          ----
Appendix 1:   Board of Directors........................................   17
Appendix 2:   Summary Compensation Table (with Footnotes)...............   20
Appendix 3:   Option Grants Table (with Footnotes)......................   22
Appendix 4:   Option Exercises and Year-End Value Table.................   23
Appendix 5:   Long-Term Incentive Plan Awards Table.....................   23
Appendix 6:   Pension Plans Table.......................................   24
Appendix 7:   Employment Contracts and Termination of Employment and
              Change-in-Control Arrangements............................   26
Appendix 8:   Annual Meeting Information and Proxy Procedures...........   27

                                   APPENDIX 1

                               BOARD OF DIRECTORS

NOMINEES FOR ELECTION FOR TERM EXPIRING IN 1999

                               R. KEITH ELLIOTT                                  DIRECTOR SINCE 1991
                               PRESIDENT AND CHIEF OPERATING OFFICER
[PICTURE]                      MEMBER, EXECUTIVE, FINANCE AND TECHNOLOGY COMMITTEES

                               R. Keith Elliott, age 54, has been Hercules' president and chief operating officer since October, 1995, and prior thereto, he had been executive vice president and chief financial officer since January,
                               1995, and senior vice president and chief financial officer since 1991.
                               Before joining Hercules in 1991, he had been senior vice president and chief financial officer of Engelhard Corporation, a producer of catalysts, engineered materials, precious metals and derivative products. He joined Engelhard in 1981. Mr. Elliott is the Chairman of the Board of Directors of Alliant Techsystems and a member of the
                               Partnership Committee of Tastemaker.

                               THOMAS L. GOSSAGE                                   DIRECTOR SINCE 1989
                               CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER
                               CHAIRPERSON, EXECUTIVE COMMITTEE
[PICTURE]                      MEMBER, FINANCE AND TECHNOLOGY COMMITTEES

                               Thomas L. Gossage, age 61, has been Hercules' chairman of the board and chief executive officer since January 1991 and president from 1992 to
                               1995. He had been a senior vice president of Hercules since September
                               1989 and president and chief executive officer of The Aqualon Group, a group of entities wholly owned by Hercules, since October 1989. Before joining Hercules in 1988 as president, Hercules Specialty Chemicals Com-
                               pany, he had been a group vice president at Monsanto Company, a chemical producer. Mr. Gossage is a director of Wilmington Trust Corporation, The
                               Dial Corp., and Alliant Techsystems. He is a member of the Executive
                               Committee of The Delaware Roundtable, and a regular member of the corporation of The Conference Board. Mr. Gossage is a member of the
                               Advisory Boards of the Georgia Institute of Technology and the Center
                               for Strategic & International Studies.

                               GAYNOR N. KELLEY                                 DIRECTOR SINCE 1989
                               CHAIRPERSON, NOMINATING COMMITTEE
[PICTURE]                      MEMBER, AUDIT AND COMPENSATION COMMITTEES

                               Gaynor N. Kelley, age 64, is the retired chairman and chief executive officer and a director of The Perkin-Elmer Corporation, a manufacturer of analytical instrumentation. Mr. Kelley is a member of the Board of
                               Trustees of Northeast Utilities System and is a member of the board of directors of Alliant Techsystems. He is on the Advisory Board of the
                               Center for Management Development at Northeastern University, and is a
                               director of Southwestern Area Commerce & Industry Association of
                               Connecticut, Inc. (SACIA).

                                      The Modern Art of Shareholder Value     17

INCUMBENT DIRECTORS CONTINUING IN OFFICE FOR TERM EXPIRING IN 1997

                               RICHARD M. FAIRBANKS, III                DIRECTOR SINCE OCTOBER 1993
                               MEMBER, AUDIT, FINANCE AND NOMINATING COMMITTEES

[PICTURE]                      Mr. Fairbanks, age 55, is managing director, Domestic and International
                               Issues at the Center for Strategic & International Studies. He was
                               Ambassador-at-Large under President Reagan. He is a member of the board of directors of SEACOR Holdings, Inc.; vice chairman of the United
                               States National Committee of the Pacific Economic Cooperation Council;
                               member, Council on Foreign Relations, Council of American Ambassadors;
                               and founder, The American Refugee Committee of Washington.

                               EDITH E. HOLIDAY                            DIRECTOR SINCE MARCH 1993
                               CHAIRPERSON, SOCIAL RESPONSIBILITY COMMITTEE
[PICTURE]                      MEMBER, FINANCE COMMITTEE

                               Edith E. Holiday, an attorney, age 44, was Assistant to the President of the United States and Secretary of the Cabinet from 1990 until early
                               1993. Prior to her White House experience, Ms. Holiday was the General
                               Counsel, United States Treasury Department from 1989 to 1990 and served as Counselor to the Secretary of the Treasury and Assistant Secretary
                               for Public Affairs and Public Liaison, United States Treasury Department
                               from 1988 to 1989. Ms. Holiday is a director of Amerada Hess
                               Corporation, Bessimer Trust Company, N.A., Bessimer Trust Company of New
                               Jersey, The H. J. Heinz Company and Beverly Enterprises, Inc.

                               H. EUGENE MCBRAYER                             DIRECTOR SINCE APRIL 1992
                               CHAIRPERSON, FINANCE COMMITTEE
                               MEMBER, COMPENSATION AND TECHNOLOGY COMMITTEES

[PICTURE]                      H. Eugene McBrayer, age 64, retired as president of Exxon Chemical
                               Company, in January 1992, after 37 years with Exxon. Mr. McBrayer is a former chairman of the Board of the Chemical Manufacturers Association
                               and is currently a director of American Air Liquide, Inc. and Air
                               Liquide International. He is also a member of the Advisory Committee for the Pacific Northwest National Laboratory.

                               LEE M. THOMAS                                    DIRECTOR SINCE 1991
                               CHAIRPERSON, AUDIT COMMITTEE
[PICTURE]                      MEMBER, SOCIAL RESPONSIBILITY COMMITTEE

                               Lee Thomas, age 51, is senior vice-president, Paper, of Georgia-Pacific
                               Corporation, a forest products company. Prior to joining
                               Georgia-Pacific, he was chairman and chief executive officer of Law
                               Companies Environmental Group, Inc., an environmental services firm.
                               From January 1985 to January 1989, he was administrator, United States
                               Environmental Protection Agency.

INCUMBENT DIRECTORS CONTINUING IN OFFICE FOR TERM EXPIRING IN 1998

                               ROBERT G. JAHN                                    DIRECTOR SINCE 1985
                               CHAIRPERSON, TECHNOLOGY COMMITTEE
[PICTURE]                      MEMBER, EXECUTIVE, NOMINATING AND
                               SOCIAL RESPONSIBILITY COMMITTEES

                               Robert G. Jahn, age 65, assumed his present position as professor,
                               Aerospace Sciences, Princeton University, in 1967. He served as Dean of the School of Engineering/Applied Science at Princeton from 1971 to
                               1986. Professor Jahn has been a member of the Board of Trustees of
                               Associated Universities, Inc. since 1971; a fellow of the American
                               Physical Society; and a member of the American Association of University
                               Professors, the American Institute of Physics, and the American Society
                               for Engineering Education. He is vice president and a founding member of the Society for Scientific Exploration, and has served as chairman of the Steering Committee of the Symposia on Engineering Aspects of
                               Magnetohydrodynamics, and as a member of the Commission on Higher
                               Education of the Middle States Association of Colleges and Schools. He
                               also is a director of Roy F. Weston, Incorporated, an environmental services firm.

                               RALPH MACDONALD, JR.                                 DIRECTOR SINCE 1989
                               CHAIRPERSON, COMPENSATION COMMITTEE
                               MEMBER, EXECUTIVE AND FINANCE COMMITTEES

[PICTURE]                      Ralph L. MacDonald, age 54, is a principal in Island Capital
                               Corporation, a private investment firm dedicated to the acquisition and development of small to medium-sized industrial manufacturing and distribution companies. Mr. MacDonald was formerly managing director,
                               Global Corporate Finance, of Bankers Trust Company, a banking institution. Mr. MacDonald is also a director of Gaylord Container
                               Corporation.

                               PAULA A. SNEED                                    DIRECTOR SINCE 1994
                               MEMBER OF THE AUDIT AND TECHNOLOGY COMMITTEES

[PICTURE]                      Paula A. Sneed, age 48, joined General Foods in 1977. During her career at General Foods, she has held numerous management positions, including vice president, Consumer Affairs; vice president and president,
                               Foodservice Division; executive vice president and general manager,
                               Desserts Division; and executive vice president, Dinner and Enhancers
                               Division. Currently she is Senior Vice President, Marketing Services,
                               Kraft Foods, Inc. Ms. Sneed was cited by Black Enterprise Magazine as one of the 40 most influential African Americans in Corporate America in
                               1993.

                                      The Modern Art of Shareholder Value     19

                                   APPENDIX 2

                           SUMMARY COMPENSATION TABLE

     The following table shows, for the last three fiscal years, cash and other compensation paid or accrued for those years, to each of the Named Executives.

------------------------------------------------------------------------------------------------------------
                                                                Long Term Compensation
                                                           ---------------------------------
                                     Annual Compensation                  Awards     Payouts
------------------------------------------------------------------------------------------------------------
Name                                               Other   Restricted Securities
and                                               Annual       Stock  Underlying        LTIP       All Other
Principal              Salary       Bonus   Compensation    Award(s)     Options     Payouts    Compensation
Position       Year       ($)         ($)            ($)      ($)(1)         (#)      ($)(2)          ($)(3)
------------------------------------------------------------------------------------------------------------
 T.L. Gossage  1995   837,508   1,020,000        119,300   5,351,622     219,000           0          89,656
  Chm. and     1994   768,340     734,000         57,269     226,753     132,000     564,113         119,611
  CEO          1993   725,834     924,000         18,209   1,870,939     132,000           0         131,516
------------------------------------------------------------------------------------------------------------
 R.K. Elliott  1995   450,833     500,000         34,878   1,340,131     194,500   1,266,435          34,841
  Pres. &      1994   375,826     369,000         30,212      67,679      54,000     306,233          49,742
  COO          1993   350,830     426,000          6,962     164,459      54,000           0          42,028
------------------------------------------------------------------------------------------------------------
 V.J. Corbo    1995   264,334     290,000         28,867   1,579,358      51,000     675,773          55,221
  Sr. VP,      1994   233,754     269,000         16,094      21,873      24,000     210,458          64,906
  Technology   1993   220,420     248,000          5,444       9,220      24,000           0          52,860
------------------------------------------------------------------------------------------------------------
R.J.A. Fraser  1995   247,662     255,000         17,428   1,104,984      51,000     675,773          51,474
  Grp. VP &    1994   234,326     200,000         22,938      40,606      24,000     185,351          79,996
  Pres.,       1993   223,330     229,000          5,418      12,789      24,000           0          48,051
  HF&FPC
------------------------------------------------------------------------------------------------------------
 C.D. Miller   1995   251,666     240,000         28,724   1,100,266      51,000     675,773          60,575
  Group VP &   1994   233,496     237,000         25,210      16,405      24,000     210,220          56,657
  Pres.,       1993   223,330     217,000          4,162       9,668      24,000           0          24,184
  HCSC
------------------------------------------------------------------------------------------------------------

Footnotes to Summary Compensation Table:

(1) The amounts appearing in this column are the dollar values of restricted stock awards granted during each reporting year. Each value is determined by multiplying the number of shares in each award by the closing market price of Common Stock on the date of grant and subtracting the consideration, if any, paid by the Named Executive. Dividends, as and when payable to stockholders of Common Stock, will be paid on the restricted stock.

     In 1995 the Compensation Committee made a grant of restricted stock under the LTIC Plan, the vesting of which was accelerated in accordance with their authority.

     The aggregate number of restricted stock holdings of each Named Executive as of December 31, 1995, and the value of such holdings (determined by taking the number of shares multiplied by the closing market price of Common Stock on December 31, 1995, net of any consideration paid by the Named Executive) are: T. L. Gossage, 835,580 shares, valued at $33,622,537;
     R. K. Elliott, 133,734 shares, valued at $5,729,663; V. J. Corbo, 33,107 shares, valued at $1,526,881; R. J. A. Fraser, 34,468 shares, valued at $1,605,097; and C. D. Miller, 30,532 shares, valued at $1,464,008. Included in the above totals are restricted shares that each Named Executive purchased under the terms of the LTIC Plan. The aggregate amount paid for these shares by the Named Executives was $16,227,672. The total for Mr. Gossage also includes 45,000 shares that he purchased in 1991.

(2) Amounts shown in this column are the payout on performance shares first granted in 1992, 1993 and 1994. The amounts shown reflect the value of the award on the date the payout was determined. The 1992 payout was made within the normal three-year period. Vesting of the 1993 and 1994 awards was accelerated in accordance with Compensation Committee authority.

     In addition, a payout on 1,200 phantom units that vested from a 1990 award were made to V. J. Corbo, R. J. A. Fraser and C. D. Miller valued at $68,273 each.

(3) The components of the amounts shown in this column consist of (i) matching contributions made by Hercules on behalf of each of the Named Executives under the Hercules' Savings and Investment Plan and the Hercules Nonqualified Savings Plan (T. L. Gossage, $48,616; R. K. Elliott, $23,672;
    V. J. Corbo, $15,474; R. J. A. Fraser, $15,989; and C. D. Miller, $20,947);
    (ii) dividend credits accrued in 1995 on stock options under the LTIC Plan (T. L. Gossage, $0; R. K. Elliott, $0; V. J. Corbo, $32,876; R. J. A. Fraser, $32,876; and C. D. Miller, $32,876); and (iii) the dollar value of premiums for life insurance under Hercules Executive Survivor Benefit Plan (T. L. Gossage, $41,040; R. K. Elliott, $11,169; V. J. Corbo, $6,871; R. J.
    A. Fraser, $2,609; and C. D. Miller, $6,752).

                                      The Modern Art of Shareholder Value     21

                                   APPENDIX 3

                       OPTION GRANTS IN LAST FISCAL YEAR

     The following table contains information regarding the grant of stock options in 1995 to the Named executives. All grants were made in the form of non-qualified stock options.

    ----------------------------------------------------------------------------------------------------------------
                                        Options Granted in Last Fiscal Year
    ----------------------------------------------------------------------------------------------------------------
                                                                                        Potential Realizable
                                                                                          Value at Assumed
                                                                                       Annual Rates of Stock
                                                                                       Price Appreciation for
                             Individual Grants                                              Option Term
    ----------------------------------------------------------------------------------------------------------------
                                         % of
                                         Total
                       Number of        Options
                       Securities       Granted
                       Underlying         to         Exercise
                        Options        Employees     or Base
                        Granted        in Fiscal      Price      Expiration
       Name              (#)(1)          Year        ($/Sh)         Date        0%(2)      5%($)(2)       10%($)(2)
    ----------------------------------------------------------------------------------------------------------------
 T. L. Gossage          132,000(a)                   $47.250        3/30/05       0       $3,922,416     $ 9,940,172
                         87,000(b)       15.1%        47.250        3/30/05       0        2,585,229       6,551,476
--------------------------------------------------------------------------------------------------------------------
 R. K. Elliott           54,000(a)                   $47.250        3/30/05       0        1,604,625       4,066,434
                         40,500(b)                    47.250        3/30/05       0        1,203,469       3,049,825
                        100,000(c)       13.5%        57.375        10/2/05       0        3,608,283       9,144,097
--------------------------------------------------------------------------------------------------------------------
 V. J. Corbo             24,000(a)                   $47.250        3/30/05       0          713,167       1,807,304
                         27,000(b)        3.5%        47.250        3/30/05       0          802,312       2,033,217
--------------------------------------------------------------------------------------------------------------------
 R. J. A. Fraser         24,000(a)                   $47.250        3/30/05       0          713,167       1,807,304
                         27,000(b)        3.5%        47.250        3/30/05       0          802,312       2,033,217
--------------------------------------------------------------------------------------------------------------------
 C. D. Miller            24,000(a)                   $47.250        3/30/05       0          713,167       1,807,304
                         27,000(b)        3.5%        47.250        3/30/05       0          802,312       2,033,217
--------------------------------------------------------------------------------------------------------------------

Footnotes to Option Grants Table:

(1) (a) Grants to Named Executives were made with the following exercise dates:
        40% may be exercised on 3/30/96; 40% on 3/30/97; and the remaining 20% on 3/30/98.

     (b) Grants to Named Executives of Performance Accelerated Stock Options (PASOs) that normally vest 9 1/2 years after the date of grant. If the company meets predetermined performance goals, the vesting of the options may be accelerated.

     (c) A special PASO award was made to Mr. Elliott upon his appointment as president and chief operating officer in October, 1995. The performance measure for the acceleration of vesting of these options is a certain percent increase in Hercules stock price during the option period.

(2) The dollar amounts illustrate value that might be realized upon exercise of the options immediately prior to the expiration of their term, covering the specific compounded rates of appreciation set by the Securities and Exchange Commission (5% and 10%) and are not, therefore, intended to be forecasts by Hercules of possible future appreciation of the stock price of Hercules. The 0% column illustrates that value of the options to the optionees are dependent on stock price appreciation.

                                   APPENDIX 4

                   OPTION EXERCISES AND YEAR-END VALUE TABLE

     The following table shows information with respect to the Named Executives regarding the exercise of options during the last fiscal year and unexercised options held by them as of December 31, 1995.
--------------------------------------------------------------------------------

                      Shares
                     Acquired     Value       Number of Securities        Value of Unexercised
                    on Exercise  Realized    Underlying Unexercised       In-the-Money Options
       Name             (#)        ($)       Options at FY-End (#)          at FY-End ($)(1)
-------------------------------------------------------------------------------------------------------
                                           Exercisable  Unexercisable  Exercisable  Unexercisable
 T.L. Gossage           0           0        670,200       324,600     $26,306,504    $  4,337,697
 R.K. Elliott           0           0        145,800       237,700       5,078,900       1,884,262
 V.J. Corbo             0           0         96,900       100,200       3,619,921       2,120,835
 R.J.A. Fraser          0           0         96,900       100,200       3,619,921       2,120,835
 C.D. Miller            0           0         67,800       100,200       2,389,674       2,120,835
-------------------------------------------------------------------------------------------------------

(1) The closing price for Common Stock as reported by the New York Stock Exchange on December 31, 1995 was $56.375. Value is calculated on the basis of the difference between the option exercise price and $56.375, multiplied by the number of shares of Common Stock underlying the option.

                                   APPENDIX 5

                     LONG-TERM INCENTIVE PLAN AWARDS TABLE

     Under the Hercules Long-Term Incentive Compensation Plan, awards were made to the Named Executives in the form of stock options as listed in Appendix 3. In addition, a special long-term incentive award was granted to certain Named Executives as outlined in the Compensation Committee report. The following table provides information with respect to this special long-term incentive award made to Named Executives.

-------------------------------------------------------------------------------------------------
                                                             Estimated Future Payouts under
                                                              Non-Stock Price Based Plans
                       Number of        Performance or      --------------------------------
                     Shares, Units       Other Period       Threshold    Target     Maximum
                        or Other       Until Maturation        (#)         (#)        (#)
        Name         Rights (#)(1)      or Payment(2)        (3)(6)      (4)(6)      (5)(6)
-------------------------------------------------------------------------------------------------
 T.L. Gossage            50,000           3/30/95-3/30/98       0         50,000     100,000
 R.K. Elliott            20,000           3/30/95-3/30/98       0         20,000      40,000
 V.J. Corbo              --                   --             --            --          --
 R.J.A. Fraser           --                   --             --            --          --
 C.D. Miller             --                   --             --            --          --
-------------------------------------------------------------------------------------------------

(1) The totals in this column reflect the number of performance-based phantom Alliant units.

(2) In certain circumstances, these awards could vest earlier than the end of the three-year performance period.

(3) The totals in this column represent the award level that could be received by the Named Executive if the Alliant Stock Price fails to reach a predetermined price.

(4) This column represents the Phantom Alliant Unit award level that could be received by the Named Executive if the Alliant Stock Price at the end of the performance period was essentially the same as that on the date that Hercules valued the sale of Hercules Aerospace Company.

(5) This column reflects the Phantom Alliant Unit award level that could be received by the Named Executive if the Alliant Stock Price at the end of the performance period is equal to or higher than a predetermined price.

                                      The Modern Art of Shareholder Value     23

(6) Attainment of a performance level between the predetermined minimum, target, and maximum goals would yield a payout based on the proportional amount of the target goal achieved or surpassed.

                                   APPENDIX 6

                              PENSION PLANS TABLE

     The following table shows the estimated annual pension benefits payable to a covered participant at normal retirement age under Hercules' qualified benefits pension plan (the "Pension Plan"), as well as nonqualified supplemental benefits under the Hercules Pension Restoration Plan, based on the stated remuneration and years of service with Hercules and its subsidiaries.

----------------------------------------------------------------------------------------------
 Remuneration       15 Years       20 Years       25 Years       30 Years         35 Years
----------------------------------------------------------------------------------------------
  $  125,000         28,164.00      37,552.00      46,940.00      56,328.00          65,716.00
     150,000         34,164.00      45,552.00      56,940.00      68,328.00          79,716.00
     175,000         40,164.00      53,552.00      66,940.00      80,328.00          93,716.00
     200,000         46,146.00      61,552.00      76,940.00      92,328.00         107,716.00
     225,000         52,164.00      69,552.00      86,940.00     104,328.00         121,716.00
     250,000         58,164.00      77,552.00      96,940.00     116,328.00         135,716.00
     300,000         70,164.00      93,552.00     116,940.00     140,328.00         163,716.00
     400,000         94,164.00     125,552.00     156,940.00     188,328.00         219,716.00
     450,000        106,164.00     141,552.00     176,940.00     212,328.00         247,716.00
     500,000        118,164.00     157,552.00     196,940.00     236,328.00         275,716.00
     600,000        142,164.00     189,552.00     236,940.00     284,328.00         331,716.00
     700,000        166,164.00     221,552.00     276,940.00     332,328.00         387,716.00
     750,000        178,164.00     237,552.00     296,940.00     356,328.00         415,716.00
     800,000        190,164.00     253,552.00     316,940.00     380,328.00         443,716.00
     900,000        214,164.00     285,552.00     356,940.00     428,328.00         499,716.00
   1,000,000        238,164.00     317,552.00     396,940.00     476,328.00         555,716.00
   1,500,000        358,164.00     477,552.00     596,940.00     716,328.00         835,716.00
   1,750,000        418,164.00     557,552.00     696,940.00     836,328.00         975,716.00
   2,000,000        478,164.00     637,552.00     796,940.00     956,328.00       1,115,716.00
----------------------------------------------------------------------------------------------

     Annual contributions by Hercules to its qualified pension plan, if any are required, are determined actuarially by an independent actuary, and no amount is attributed to an individual employee. Due to the funded status of the Pension Plan, there was no Hercules contribution to the Pension Plan in 1995.

     Except in special cases (e.g., see Appendix 7), the aggregate retirement benefit, under both the qualified and nonqualified plans, is a monthly amount determined by taking the sum of (i) 1.2% of the employee's average monthly earnings (based on the highest five consecutive calendar years during the last 10 calendar years of employment) up to one-half the Social Security Tax Base ($61,200 in 1995), and (ii) 1.6% of the employee's average monthly earnings (as determined above) in excess of one-half of the Social Security Tax Base, multiplied by the employee's total years and months of credited service. For this purpose, "average monthly earnings" consist of salary plus annual incentive or bonus compensation.

     For Messrs. Gossage, Elliott, Corbo, Fraser and Miller, compensation used for calculating retirement income benefits consists of the highest five consecutive years of average monthly earnings. These amounts for 1995 are shown under the "Salary" and "Bonus" columns of the Summary Compensation Table. The estimated credited years of service used to calculate benefits under the Hercules Qualified Pension Plan and the Hercules Pension Restoration Plan for Messrs. Gossage, Elliott, Corbo, Fraser and Miller are 34, 14, 26, 22 and 28, respectively.

     Mr. Gossage has an arrangement with Hercules whereby he is entitled to receive pension benefits calculated as though his service with Monsanto Company had been spent with Hercules, offset by the actual deferred vested pension to which he is entitled from Monsanto.

     Mr. Elliott has an arrangement with Hercules whereby he is entitled to receive two years credited service for each year of Hercules service to the point the total of his additional credited service equals the service of his previous employer, Englehard. Mr. Elliott's resulting benefit under the Hercules Pension Restoration Plan will be offset by the pension benefit received from the Englehard pension plan attributable to the service provided under his arrangement. In the event Mr. Elliott's employment ends with Hercules for reasons other than cause or voluntary resignation, his benefit eligibility will be determined as if he were age 55. Following February 1997, Mr. Elliott will be eligible for a pension without respect to this provision.

     Under the Hercules Incorporated Long-Term incentive Compensation
Plan -- Exchange Awards Provision, participants within five years of retirement may elect to exchange the present value of their accrued and projected pension under the Hercules Incorporated Pension Restoration Plan for Restricted Stock. An individual who elects an exchange irrevocably forfeits all rights to the pension benefit exchanged. Mr. Gossage and Mr. Elliott have elected to forfeit their entire accrued and projected, to date, pension payable under the Hercules Pension Restoration Plan and, therefore, Mr. Gossage's and Mr. Elliott's pension benefit entitlement based on the above table will be reduced in accordance with the amount of pension benefit forfeited.

                                      The Modern Art of Shareholder Value     25

                                   APPENDIX 7

               EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT
                       AND CHANGE-IN-CONTROL ARRANGEMENTS

     It is and has been for many years Hercules' policy to indemnify its officers and directors against any costs, expenses and other liabilities to which they may become subject by reason of their service to Hercules, and to insure its directors and officers against such liabilities to the extent permitted by applicable law and in accordance with the principles of good corporate governance. In this regard, Hercules' By-Laws require that Hercules indemnify and advance costs and expenses to its directors and officers as permitted by the law of the State of Delaware.

     In furtherance to the above indemnification policy, Hercules has purchased directors and officers liability insurance, and has entered into employment and indemnification agreements with certain employee directors, officers and other key management personnel. This insurance, together with the indemnification agreements, and the employment agreements described in the next succeeding paragraphs, supplement the provisions in Hercules' Restated Certificate of Incorporation -- which eliminates the potential monetary liability of directors to Hercules or its stockholders in certain situations as permitted by law. The cost for such insurance was $1,161,790 in 1993; $995,080 in 1994; and $720,626
in 1995.

     Since 1986, Hercules has also entered into separate agreements with certain employee directors, officers (including the Named Executives) and a limited number of other key management personnel that become operative only upon a change of control of Hercules or other specified event.

     For purposes of these agreements, a "Change in Control" shall be deemed to have occurred if any person (as defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as such term is modified in Sections 13(d) and 14(d) of the Exchange Act), other than (1) any employee plan established by Hercules, (2) Hercules or any of Hercules' affiliates (as defined in Rule 12b-2 promulgated under the Exchange Act), or (3) a corporation owned, directly or indirectly, by stockholders of Hercules in substantially the same proportions as their ownership of Hercules, becomes the beneficial owner (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of Hercules (not including in the securities beneficially owned by such person or any securities acquired directly from Hercules or its affiliates) representing 20% or more of either the then outstanding shares of stock of Hercules or the combined voting power of Hercules' then outstanding voting securities.

     These agreements provide for the continuation of salary and certain benefits for a maximum period of three years after a change in control but may terminate sooner under certain circumstances. the agreements also provide that, for as long as they are operative, the contracting executive shall also be given three additional years of service for purposes of calculating pension benefits and, to the extent needed for taking an unreduced early retirement, the contracting executive shall have up to five years added to his actual age (provided no credit shall accrue to the executive beyond his 65th birthday). This additional benefit is provided on a nonqualified, unfunded basis.

                                   APPENDIX 8

                ANNUAL MEETING INFORMATION AND PROXY PROCEDURES

       WHO CAN ATTEND THE ANNUAL MEETING. Only stockholders of record of common stock issued by Hercules at the close of business on February 26, 1996, the Record Date for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting. Stockholders are entitled to one vote for each share on each matter to be voted upon at the Annual Meeting.

       QUORUM AT THE ANNUAL MEETING. As of the Record Date, Hercules had issued and outstanding 108,501,417 shares of Common Stock. The holders of a majority of the outstanding shares of Common Stock, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The specific vote requirements for the matters being submitted to a stockholders' vote at the Annual Meeting are provided under Section II titled "Approval of Proxy Statement Items."

       SUBMISSION OF PROXY CARD. You are urged to sign and date each Proxy Card you receive and return it in the prepaid reply envelope provided for such purpose; however, this will not in any way affect your right to attend the Annual Meeting and vote in person. A stockholder returning a proxy has the right to revoke such proxy at any time before it is voted by giving notice of such revocation to the Secretary of Hercules, by attending the meeting and voting in person, or by returning a later dated proxy.

     The number of shares designated on the Proxy Card represents the total number of shares held in your name on the Record Date (February 26, 1996), including any shares held in Hercules' automatic dividend reinvestment service and/or one or more of its executive compensation plans or employee benefit plans. The total number also includes shares for which you have voting power that are credited to your savings plan account held in custody by the trustee.

       MULTIPLE PROXY CARDS. If you receive in separate mailings more than one Proxy Card, it is an indication that your shares are registered differently in more than one account. All Proxy Cards received by you should be signed and mailed by you to ensure that all your shares are voted.

     To help us provide better shareholder services to you, we encourage you to have all of your shares registered the same way (name and address) in all accounts. You may do this by contacting Chemical Mellon Shareholders Services L.L.C. at (800) 237-9980.

       VOTING BY PROXY CARD. Except as noted herein with respect to participation in Hercules' automatic dividend reinvestment plan or savings plans, the following proxy procedure will apply. When your Proxy Card is returned properly marked and signed, the shares represented will be voted in accordance with your directions. IT IS NOT NECESSARY TO MARK ANY BOXES ON THE PROXY CARD IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD'S RECOMMENDATIONS; MERELY SIGN, DATE AND RETURN YOUR PROXY CARD IN THE ENVELOPE PROVIDED, POSTAGE FOR WHICH HAS BEEN PREPAID. If you return your Proxy Card properly signed, but do not indicate your voting preferences, Hercules has been informed by the proxyholders named on the front of your Proxy Card that they will vote your shares FOR:

        1. Re-election of R. Keith Elliott, Thomas L. Gossage and Gaynor N. Kelley as directors, each for a term of three years; and

        2. Ratification of the appointment of Coopers & Lybrand L.L.P. as Hercules' independent accountants for 1996.

     As of the date of this Proxy Statement, the Board does not intend to present any matter for action at the Annual Meeting other than the above items. However, please note

                                      The Modern Art of Shareholder Value     27
that except as to shares, if any, credited to your account under the Hercules Incorporated Employee Savings Plan or the Hercules Incorporated Savings and Investment Plan, your Proxy Card, when properly executed, confers discretionary authority on the proxyholders named on the face of your Proxy Card to vote in accordance with their judgment the shares represented thereby on any matter that was not known on the date of this Proxy Statement but that may properly be presented for action at the Annual Meeting.

      AUTOMATIC DIVIDEND REINVESTMENT AND SAVINGS PLAN SHARES: If you participate in Hercules' automatic dividend reinvestment plan, the number of uncertificated, whole shares credited to your account on the Record Date are included in the total number of shares shown on the Proxy Card. If you participate in any of the savings plans sponsored by Hercules or any of its subsidiaries, the number of uncertificated, whole shares credited to your account on the savings plans record date, which is January 31, 1996, are also included in the total number of shares shown on the Proxy Card. The shares in both the dividend reinvestment plan and the savings plans will be voted in accordance with your voting instructions, if any, indicated on the properly signed and returned Proxy Card. If your Proxy Card is returned properly signed, but does not indicate your voting preferences, Hercules has been advised by the administrator of the automatic dividend reinvestment plan and the trustee of each of the savings plans that shares represented by your Proxy Card will be voted in favor of each of the items in the Proxy Statement. IF A PROPERLY SIGNED PROXY CARD IS NOT RECEIVED, THE SHARES HELD IN YOUR ACCOUNT IN THE AUTOMATIC DIVIDEND REINVESTMENT PLAN WILL NOT BE VOTED; HOWEVER, THE SHARES HELD BY THE TRUSTEE FOR THE SAVINGS PLANS WILL BE VOTED IN PROPORTION TO THE WAY THAT THE OTHER PARTICIPANTS HAVE VOTED THEIR PROXIES.

      CONFIDENTIALITY: Proxy Cards, ballots and voting tabulations that identify individual participants are kept confidential. Such items are available for examination only by the inspectors of election and certain employees associated with processing proxy cards and tabulating the vote. Your vote is not disclosed except as may be necessary to meet legal requirements. Additionally, all your comments directed to management, whether written on the Proxy Card or elsewhere, will be forwarded to management in a form that does not permit identification of you unless expressly stated otherwise.

      PROCEDURE FOR DIRECTOR NOMINATIONS BY STOCKHOLDERS: Any stockholder may recommend any person as a nominee for director of Hercules by writing to the Chairman of the Nominating Committee, c/o Hercules Incorporated, Hercules Plaza, Wilmington, DE 19894-0001. Recommendations must be received by April 5, 1996, and must be accompanied by a statement from the nominee indicating his or her willingness to serve if elected and disclosing his or her principal occupations or employments over the past five years.

      APPROVAL OF PROXY STATEMENT ITEMS: Votes cast at the Annual Meeting will be counted by Chemical Mellon Shareholder Services L.L.C. They will also act as inspector of election. In addition, The Corporation Trust Company will conduct an independent audit of the vote. The inspector of election will treat shares of Common Stock represented by a properly executed and returned Proxy Card as present at the Annual Meeting for purposes of determining a quorum. Directors will be elected by the majority vote of the shares of Common Stock then issued and outstanding and entitled to vote at the Annual Meeting. Accordingly, votes withheld as to the election of directors will have the same effect as votes against each election. All other matters to come before the Annual Meeting require the approval of a majority of the shares of Common Stock present or represented by proxy and entitled to vote thereat; therefore, abstentions as to particular proposals will have the same effect as votes against such proposals. Broker non-votes as to particular proposals will not, however, be deemed to be part of the voting power present with respect to such proposals and will not therefore count as votes for or against such proposals and will not be included in calculating the number of votes necessary for approval of such proposals.

                                [CENTER MAP ART]

[HERCULES
  LOGO]

Hercules Incorporated
Hercules Plaza
Wilmington, DE 19894-0001

                        PROXY/VOTING INSTRUCTION CARD
                            HERCULES INCORPORATED
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Thomas L. Gossage and Michael B. Keehan, and each of them, acting jointly or severally and with full power of substitution, for and in the name of the undersigned to vote, as specified on the reverse side, all shares of common stock of Hercules Incorporated ("Hercules") that the undersigned is entitled to vote at Hercules' Annual Meeting of Stockholders to be held on Thursday, April 25, 1996, at 11:00 A.M. at The Delaware Art Museum, 2301 Kentmere Parkway, Wilmington, DE, or at any adjournment thereof. The undersigned also hereby revokes previous proxies and acknowledges receipt of Hercules' Notice of the Annual Meeting and Proxy Statement. This card further provides voting instructions for shares held for the undersigned in the Hercules' Dividend Reinvestment Plan and the employee savings plans sponsored by Hercules or any of its subsidiaries.


               (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)



--------------------------------------------------------------------------------
                           - FOLD AND DETACH HERE -

                                                            Please mark
                                                            your votes as
                                                            indicated in   /X/
                                                            this example

THE BOARD RECOMMENDS A VOTE FOR ITEMS 1 AND 2

1. Election of Directors for a three-year term            NOMINEES ARE (IN ALPHABETICAL ORDER): R. Keith Elliott, Thomas L. Gossage
                                                          and Gaynor N. Kelley
       FOR           WITHHOLD
       / /             / /                                Withhold vote only from _________________________________________________


2. Ratification of Coopers & Lybrand L.L.P.               Unless otherwise specified, this proxy will be voted FOR Items 1 and 2,
   as Independent Accountants                             and will be voted in the discretion of the proxies on such other matters as may properly come before the meeting or any adjournment thereof.
       FOR         AGAINST       ABSTAIN
       / /           / /           / /                    AS SEATING IS LIMITED TO A FIRST COME, FIRST SERVED BASIS, PLEASE CHECK
                                                          THIS BOX IF YOU WOULD LIKE AN ADMISSION TICKET TO ATTEND THE MEETING. / /


Signature________________________________________________ Signature_________________________________________ Date__________________

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


                           - FOLD AND DETACH HERE -



Dear Stockholder:

        You are cordially invited to attend our Annual Meeting of Stockholders, to be held at 11:00 a.m. on Thursday, April 26, 1996, at the Delaware Art Museum, 2301 Kentmere Parkway, Wilmington, DE.

        At the Annual Meeting, we will review the performance of Hercules and answer any questions you may have. The enclosed Proxy Statement will provide you with more details about items that will be addressed at the Annual Meeting. After reviewing the Proxy Statement, please take a moment to sign, date and mark your vote on the Proxy Card above and return it in the enclosed postage-paid envelope. YOUR VOTE IS IMPORTANT TO US, AND WE ASK THAT YOU VOTE YOUR SHARES WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

       Since seating is limited at the Annual Meeting, please check the box on the Proxy Card if you would like to attend. Tickets will be issued on a first come, first served basis. If you arrive without an admission ticket, you will be seated if space is available.


                                              Sincerely,



                                              Thomas L. Gossage
                                              Chairman of the Board
                                              and Chief Executive Officer